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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 23, 2004

                            VORNADO OPERATING COMPANY
               (Exact name of registrant as specified in charter)

    Delaware                      001-14525                      22-3569068
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

           888 Seventh Avenue                                      10019
           New York, New York                                    (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 894-7000

        Former name or former address, if changed since last report: N/A
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Item 5. Other Events and Regulation FD Disclosure

     On February 23, 2004, Vornado Operating Company and Crescent Operating, Inc. issued a joint press release. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     The following document is filed as an exhibit to this report:

          99.1 - Press release, dated February 23, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VORNADO OPERATING COMPANY
                                   ----------------------------------
                                               (Registrant)

                                   By: /s/ Joseph Macnow
                                      -------------------------------
                                      Joseph Macnow
                                      Executive Vice President - Finance and
                                      Administration and Chief Financial Officer

Date: February 23, 2004